Summary Prospectus and
Prospectus Supplement

December 15, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated December 15, 2015 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated February 3, 2015 and Prospectus dated January 30, 2015

Core Fixed Income Portfolio

Supplement dated December 15, 2015 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated April 30, 2015

Core Fixed Income Portfolio
(Class C)

The Board of Directors of Morgan Stanley Institutional Fund Trust (the "Fund") approved a Plan of Liquidation with respect to the Core Fixed Income Portfolio (the "Portfolio"), a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's shareholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about January 15, 2016. The Portfolio will suspend the offering of its shares to new investors at the close of business on January 13, 2016.

Please retain this supplement for future reference.

  MSIFTFISPT-1215